UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 22, 2022

Benchmark 2022-B37 Mortgage Trust

(Central Index Key Number 0001946375)

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-01	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2022 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of Benchmark 2022-B37 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B37 (the “Certificates”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of October 1, 2022 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2022-B37 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 39 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 90 commercial and multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Tanger Outlets Columbus”, which is an asset of the Issuing Entity, is part of a whole loan (the “Tanger Outlets Columbus Whole Loan”) that includes the Tanger Outlets Columbus Mortgage Loan and certain other loans that are pari passu to the Tanger Outlets Columbus Mortgage Loan (the “Tanger Outlets Columbus Companion Loans”). The Tanger Outlets Columbus Companion Loans are not assets of the Issuing Entity.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Concord Mills”, which is an asset of the Issuing Entity, is part of a whole loan (the “Concord Mills Whole Loan”) that includes the Concord Mills Mortgage Loan and certain other loans that are pari passu to the Concord Mills Mortgage Loan (the “Concord Mills Companion Loans”). The Concord Mills Companion Loans are not assets of the Issuing Entity.

As of November 22, 2022, each of (i) the Tanger Outlets Columbus Whole Loan, including the Tanger Outlets Columbus Mortgage Loan, and (ii) the Concord Mills Whole Loan, including the Concord Mills Mortgage Loan, is being serviced and administered pursuant to (a) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of November 1, 2022 (the “BANK 2022-BNK44 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (b) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on November 3, 2022.

The servicing terms of the BANK 2022-BNK44 Pooling and Servicing Agreement applicable to the servicing of the Tanger Outlets Mortgage Loan and the Concord Mills Mortgage Loan are similar in all material respects to the servicing terms of the related “Non-Serviced PSA”, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus (SEC File Number 333-261764-01) filed with the Securities and Exchange Commission on November 3, 2022 pursuant to Rule 424(b)(2).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2022, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2022	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
		Name:	Leah Nivison
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2022, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)